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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)—July 9, 2003

American Spectrum Realty, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or other jurisdiction of incorporation)	001-16785 (Commission File Number)	522258674 (I.R.S. Employer Identification No.)

7700 Irvine Center Drive, Suite 555, Irvine, CA 92618
(Address of Principal Executive Offices) (Zip Code)

(949) 753-7111
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Item 2. Acquisition or Disposition of Assets.

During the current year through July 18, 2003, American Spectrum Realty, Inc. (the "Company"), as part of its future business plan to exit non-core markets, sold six of its properties for a total sales price of $34,646,000, which represents approximately 13.7% of the Company's consolidated assets reported as of December 31, 2002. The Company received net proceeds of approximately $7.7 million, of which $560,000 is being held in escrow as a source to assist the funding of a future acquisition in a tax-deferred exchange. The sales prices were negotiated amounts between the purchasers, which were unrelated parties, and the Company. The following table provides certain details on each property sold:

Sale Date	Property Name	Location	Property Type	Purchaser
4/10/2003	Sierra Valencia	Tucson, AZ	Industrial	Tuscon Property Investors, LLC
5/15/2003	Villa Redondo	Long Beach, CA	Apartment	F&F Villa Redondo Associates, LP
7/9/2003	Jackson Industrial A	Indianapolis, IN	Industrial	First Industrial, L.P.
7/9/2003	Business Center	Earth City, MO	Industrial	First Industrial, L.P.
7/9/2003	Northcreek Office Park	Cincinnati, OH	Office	First Industrial Development Services
7/18/2003	Northeast Commerce Center	Loveland, OH	Industrial	First Industrial Acquisitions, Inc.

Item 7. Financial Statements and Exhibits.

(a)
Financial statements of the business acquired. NOT APPLICABLE.

(b)
Pro forma financial statements.

The following unaudited pro forma consolidated financial statements are filed with this report:

Pro Forma Consolidated Balance Sheet as of March 31, 2003
Pro Forma Consolidated Statements of Operations:
Three Months Ended March 31, 2003
Year Ended December 31, 2002

The pro forma consolidated balance sheet presented as of March 31, 2003 reflects the financial position of the Company after giving effect to the sale of the properties assuming the sales occurred on March 31, 2003, and includes adjustments which give effect to events that are directly attributable to the transaction, are factually supportable and have a continuing impact.

The pro forma statements of operations are presented for the year ended December 31, 2002, and the three months ended March 31, 2003. The pro forma statements of operations present the Company's operations as if the transactions described in Item 2 had occurred on January 1, 2002.

American Spectrum Realty, Inc.
Pro Forma Consolidated Balance Sheet
As of March 31, 2003

(In 000's)	Historical	Pro Forma Adjustments		Pro Forma
ASSETS
Real estate held for investment	237,740	(22,424	)(a)	215,316
Accumulation depreciation	16,191	(1,716	)(a)	14,475

Real estate held for investment, net	221,549	(20,708)		200,841
Real estate held for sale	13,926	(13,926	)(b)	—
Cash and cash equivalents	755	7,114(c	)	7,869
Tenant and other receivables, net of allowance for doubtful accounts	806	(13	)(a)	793
Deferred rents receivable	643	(67	)(a)	576
Deposits held in escrow	279	—		279
Investment in management company	4,000	—		4,000
Prepaid and other assets, net	9,621	127(a	)	9,748

Total Assets	251,579	(27,473)		224,106

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Notes payable, net of premiums	172,327	(13,829	)(a)	158,498
Liabilities related to real estate held for sale	11,543	(11,543	)(b)	—
Notes payable to former limited partners	237	—		237
Accounts payable	4,801	(146	)(a)	4,655
Deferred tax liability	6,082	—		6,082
Accrued and other liabilities	18,604	(711	)(a)	17,893

Total Liabilities	213,594	(26,229)		187,365
Minority Interest	8,895	(150	)(d)	8,745
Commitments and Contingencies:
Redeemable Common Stock	300	—		300
Stockholders' Equity:
Preferred stock	—	—		—
Common stock	55	—		55
Additional paid in capital	41,939	—		41,939
Accumulated deficit	(11,444)	(1,094	)(d)	(12,538)
Receivable from principal stockholders	(1,188)	—		(1,188)
Deferred compensation	(572)	—		(572)

Total stockholders equity	28,790	(1,094)		27,696
Total Liabilities and Stockholders' Equity	251,579	(27,473)		224,106

(a)
To eliminate the assets sold and the liabilities assumed or paid at closing for those assets classified as held for investment. Based on amounts included in the consolidated balance sheet on March 31, 2003.

(b)
To eliminate the assets sold and liabilities assumed or paid for those assets classified as held for sale.

(c)
Net proceeds after certain payments at closing. Funds were used to pay payables and certain accruals.

(d)
Assumes sale of properties occurred on March 31, 2003.

American Spectrum Realty, Inc.
Pro Forma Consolidated Statement of Operations
For the Three Months Ended March 31, 2003

(In 000's)	Historical	Pro Forma Adj's (a)	Pro Forma
REVENUES:
Rental revenue	8,848	(907)	7,941
Interest and other income	10	—	10

Total revenues	8,858	(907)	7,951
EXPENSES:
Property operating	3,639	(393)	3,246
General and administrative	1,593	—	1,593
Depreciation and amortization	3,003	(320)	2,683
Interest expense	3,297	(264)	3,033

Total expenses	11,532	(977)	10,555
Net loss before minority interest	(2,674)	70	(2,604)
Minority interest	294	(8)	286
Net loss from continuing operations	(2,380)	62	(2,318)

Basic per share data:
Net loss from continuing operations	(0.43)	0.01	(0.42)

Number of shares used	5,545,075	5,545,075	5,545,075

(a)
To eliminate the results of operations for the properties sold for the entire period.

American Spectrum Realty, Inc.
Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2002

(In 000's)	Historical	Pro Forma Adj's (a)	Pro Forma
REVENUES:
Rental revenue	38,043	(5,266)	32,777
Interest and other income	209	—	209

Total revenues	38,252	(5,266)	32,986
EXPENSES:
Property operating	14,763	(1,729)	13,034
General and administrative	8,586	—	8,586
Depreciation and amortization	11,691	(1,614)	10,077
Interest expense	13,779	(1,774)	12,005
Litigation settlement	1,200	—	1,200
Impairment of real estate assets	4,746	(1,359)	3,387

Total expenses	54,765	(6,476)	48,289
OTHER INCOME (LOSS):
Net loss on sale of real estate assets	(47)	—	(47)
Net loss on extinguishment of debt	(53)	—	(53)

Total other income (loss)	(100)	—	(100)
Net loss before income tax benefit,
minority interest and discontinued operations	(16,613)	1,210	(15,403)
Income tax benefit	7,083	—	7,083
Net loss before minority interest and discontinued operations	(9,530)	1,210	(8,320)
Minority interest	935	(133)	802

Net loss from continuing operations	(8,595)	1,077	(7,518)
Loss on sale of properties (b)	—	(3,028)	(3,028)

Net loss from continuing operations and loss on sale of properties	(8,595)	(1,951)	(10,546)

Basic per share data:
Net loss from continuing operations	(1.55)	0.19	(1.36)
Loss on sale of properties	—	(.55)	(.55)

Net loss from continuing operations and loss on sale of properties	(1.55)	(.36)	(1.91)

Number of shares used	5,534,348	5,534,348	5,534,348

(a)
To eliminate the results of operations for the properties sold for the entire period.

(b)
Assumes the sales of the properties occurred on January 1, 2002. Loss significantly higher than expected to be reported due to the higher basis in the properties, ie depreciation taken from January 1, 2002 through the date of the sales reflected in the pro forma loss.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SPECTRUM REALTY, INC.
By:	/s/ WILLIAM J. CARDEN Name: William J. Carden Title: Chairman of the Board, President, Acting Chief Financial Officer and Chief Executive Officer

Date: July 24, 2003

QuickLinks

American Spectrum Realty, Inc. Pro Forma Consolidated Balance Sheet As of March 31, 2003
American Spectrum Realty, Inc. Pro Forma Consolidated Statement of Operations For the Three Months Ended March 31, 2003
American Spectrum Realty, Inc. Pro Forma Consolidated Statement of Operations For the Year Ended December 31, 2002
SIGNATURES